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                                                                    EXHIBIT 99.4


                           CONSENT OF CHARLES TOPPINO

         I consent to the use of my name as a Director Nominee in the section "Management" in the Registration Statement to be filed by Ashford Hospitality Trust, Inc. on Form S-11 and the related Prospectus and any amendments thereto.


Dated: May 9. 2003


                                          /s/ CHARLES TOPPINO
                                         ------------------------------------
                                         CHARLES TOPPINO